INCOME TAXES (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Sep. 30, 2024
Income Tax Disclosure [Abstract]
Income tax expense or benefit
Net operating loss valuation allowance	477,000	218,000
Valuation allowance	1,581,000	1,104,000
Uncertain tax positions	$ 0	$ 0	$ 0
Operating loss carryforwards, limitations	The Company has net operating loss (“NOL”) carryforwards of approximately $2,000 and are subject to IRS code section 382 limitations. Approximately $9 of the net operating loss carry-forwards begin to expire in 2031 and approximately $2,000 may be carried forward indefinitely.
Net operating loss carryforwards	$ 2,000